SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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360 Funds

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360 Funds

FinTrust Income and Opportunity Fund

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

August 30, 2021

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between 360 Funds (the “Trust”), on behalf of the Fund, and the Fund’s investment adviser, FinTrust Capital Advisors, LLC (the “Adviser”); and a proposal (“Proposal 2”, and together with Proposal 1, the “Proposals”) to approve a new expense limitation agreement between the Fund and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that the Adviser previously waived or reimbursed under the prior expense limitation agreement. Shareholders will vote on the Proposals at a Special Meeting to be held on September 17, 2021, at 10:00 a.m. at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

The Adviser currently serves as the investment adviser to the Fund under an interim investment advisory agreement between the Trust and the Adviser (the “Interim Advisory Agreement”). Before the Interim Advisory Agreement took effect on July 6, 2021, the Adviser served as the Fund’s investment adviser under an investment advisory agreement between the Trust and the Adviser (the “Prior Advisory Agreement”). The Prior Advisory Agreement terminated because of a change in the control that resulted in the assignment of the Prior Advisory Agreement under federal securities laws. On July 6, 2021, United Community Banks, Inc. acquired the Adviser’s parent company, FinTrust Capital Partners, LLC, and its operating subsidiaries. The Trust’s Board of Trustees (the “Board”) voted unanimously to approve the New Advisory Agreement under which the Adviser will continue to serve as investment adviser to the Fund. The New Advisory Agreement is identical to the Prior Advisory Agreement, including the same management fee rate, except for the commencement and renewal dates. To allow the Adviser to continue to serve as the investment adviser to the Fund without any interruption, shareholders of the Fund are being asked to approve the New Advisory Agreement.

The Adviser has committed to continue the expense limitation arrangement with the Fund through at least March 31, 2023, but wants the ability to recoup previously waived fees and reimburse expenses under the current expense limitation agreement between the Trust and the Adviser. The prior expense limitation agreement automatically terminated upon the assignment of the Prior Advisory Agreement. If shareholders approve Proposal 1, but not Proposal 2, then the New Advisory Agreement will take effect along with the New ELA, but the New ELA will not allow for the recoupment of fee waivers or expense reimbursements paid under the prior expense limitation agreement.

The Board, including a majority of the independent trustees, voted unanimously to approve the Proposals on behalf of the Fund and recommends that you approve them. The Board believes that the Proposals are in the best interests of the Fund and its shareholders.

You may vote before the meeting by mail, online, or telephone, or in person at the meeting. It is very important to receive your vote. The Board encourages you to vote before September 17, 2021, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period, you may receive a telephone call from a representative of the Adviser, any of its affiliates, or our proxy solicitor, AST Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

/s/ Randall K. Linscott
Randall K. Linscott
President
360 Funds

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on September 17, 2021 (the “Meeting”)?

A.

At the Meeting, shareholders of the FinTrust Income and Opportunity Fund (the “Fund”), a series of 360 Funds (the “Trust”), will be voting on a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and FinTrust Capital Advisors, LLC (the “Adviser”); and a proposal (“Proposal 2”, and together with Proposal 1, the “Proposals”) to approve a new expense limitation agreement between the Fund and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that it previously waived or reimbursed under the prior expense limitation agreement.

Q.	Why are shareholders being asked to approve the Proposals?

A.

The Adviser previously served as the investment adviser to the Fund under an investment advisory agreement between the Trust and the Adviser (the “Prior Advisory Agreement”). On July 6, 2021, United Community Banks, Inc. acquired the Adviser’s parent company, FinTrust Capital Partners, LLC, and its operating subsidiaries (the “Transaction”). The Transaction has no bearing upon the Adviser’s daily operations or its management team. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted a “change in control” of an investment adviser and an assignment of the Prior Advisory Agreement, which caused the Prior Advisory Agreement to automatically terminate. For the Adviser to continue to provide investment management services to the Fund, shareholders are required by the 1940 Act to approve the New Advisory Agreement.

In addition, the Adviser has agreed to maintain the Fund’s expense limit through March 31, 2023. Under the New ELA, the Adviser seeks to recoup previously waived fees and reimburse expenses paid under the prior expense limitation agreement between the Trust and the Adviser. The prior expense limitation agreement terminated automatically upon the assignment of the Prior Advisory Agreement.

Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposals?

A.

At a meeting of the Board of Trustees of the Trust (the “Board”) held on June 28, 2021 and by written consent thereafter, the Board unanimously approved the New Advisory Agreement and the New ELA for the Fund, subject to shareholder approval.

Q.	How does the Board recommend that I vote?

A.	The Board believes that the Proposals are in the best interests of the Fund and its shareholders and recommends that you vote FOR the Proposals.

Q.	If the Prior Advisory Agreement terminated on July 6, 2021, how is the Fund currently being managed?

A.

At the Board’s meeting held on June 28, 2021 and by written consent thereafter, the Board approved an interim investment advisory agreement (the “Interim Advisory Agreement”) with the Adviser, which took effect on the termination of the Prior Advisory Agreement. Pursuant to the Interim Advisory Agreement, the Adviser will continue to provide advisory services to the Fund until the earlier of: (i) the date on which the Fund’s shareholders approve the New Advisory Agreement; or (ii) 150 days from the date of the Prior Advisory Agreement terminated. The Interim Advisory Agreement is identical in all material respects to the Prior Advisory Agreement, except for differences reflecting the requirements of Rule 15a-4 of the 1940 Act, such as the date of execution, duration of the agreement, termination, and compensation conditions. Under Rule 15a-4 and the Interim Advisory Agreement, all management fees will be held in escrow pending the approval of the New Advisory Agreement. If shareholders approve the New Advisory Agreement, the escrowed management fees will be paid to the Adviser and the Interim Advisory Agreement will terminate. We attached the New ELA as Exhibit A to this proxy statement.

Q.	Why is the Board recommending that shareholders approve the New Advisory Agreement?
A.

If shareholders of the Fund do not approve the New Advisory Agreement, then the Adviser cannot continue to serve as the Fund’s investment adviser after the expiration of the Interim Advisory Agreement, and the Board will have to consider other alternatives for the Fund, including again seeking approval by shareholders of the Fund of the New Advisory Agreement, seeking approval of a different advisory agreement, allowing the Adviser to manage the Fund at cost for a temporary period, retaining a new investment adviser for the Fund, or the possible liquidation and closing of the Fund. To avoid interruption to the management and operations and additional costs to the Fund seeking alternatives, the Board is recommending that shareholders of the Fund approve the Proposals.

Q.	How will the approval of the Proposals affect the management and operations of the Fund?

A.

The Fund’s investment objective and investment strategy will not change under the New Advisory Agreement. In addition, the change of control will not result in any personnel change in the Adviser’s management and investment teams serving the Fund. The Fund’s investment objective, strategies, risks, and fundamental policies will remain the same. Accordingly, approval of the Proposals is not expected to affect the management or operations of the Fund.

Q.	Will the New Advisory Agreement increase the management fee?

A.

The approval of the New Advisory Agreement will not increase the advisory fee that the Fund pays to the Adviser. Currently, the Fund pays the Adviser a management fee of 1.25%. The management fee is the same under the New Advisory Agreement.

Q.	How will the approval of the Proposals affect the expenses of the Fund?

A.

The approval of the New Advisory Agreement and the New ELA on behalf of the Fund will not result in a change to the management fee or expense limit. The Adviser has agreed to maintain the current expense limitation agreement with the Fund through March 31, 2023, but wants the ability to recoup previously waived fees and reimbursed expenses under the prior expense limitation agreement between the Trust and the Adviser.

Q.	Who is paying the costs of this proxy solicitation?

A.

The Adviser is paying the cost of preparing, printing, and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person. The costs associated with the solicitation of proxies are expected to be $21,500.

Q.	Are there any material differences between the Prior Advisory Agreement and the New Advisory Agreement?

A.

No. As it relates to the Fund, the New Advisory Agreement is identical in all material respects to the Prior Advisory Agreement except for the commencement and renewal dates. We have attached the New Advisory Agreement as an exhibit to the proxy statement. Shareholders are encouraged to read it.

Q.	Are there any material differences between the prior expense limitation agreement and the New ELA?

A.

Yes. If approved by shareholders, the New ELA will allow the Adviser to recoup any fees and expenses that it waived reimbursed under the prior expense limitation agreement. In other words, the amounts that the Adviser could recover under the prior expense limitation agreement will carry over to the New ELA. The differences between the prior expense limitation agreement and the New ELA are discussed in the proxy statement. We attached the New ELA as Exhibit B to this proxy statement. Shareholders are encouraged to read it.

Q.	How do I vote?

A.

We urge you to vote your shares by submitting your proxy via the internet, phone, or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

To get access to this Proxy Statement online visit at vote.proxyonline.com/m3sixty/docs/fintrust.pdf. You can also get more information about the proxy request or how to vote by calling the fund’s proxy solicitor, AST Fund Solutions, at 866-745-0265.

Q.	When should I vote?

A.

Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the Adviser, its affiliates, and AST Fund Solutions, a firm authorized by the Adviser to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Q.	If I vote before the meeting, can I change my vote?

A.

If you vote before the meeting and later decide to change your vote or attend the meeting, you may revoke your proxy and vote your shares again by proxy or in person at the meeting. You may revoke your proxy at any time before the conclusion of the meeting by: (1) submitting a signed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Q.	What will happen if shareholders do not approve the New Advisory Agreement?

A.

If the Fund’s shareholders do not approve the New Advisory Agreement, then the Board will consider other options including re-soliciting the shareholders. As described more in the proxy statement, the Adviser is serving as the investment adviser to the Fund under an Interim Advisory Agreement for the 150 days allowed under Rule 15a-4 under the 1940 Act. The period will expire on December 3, 2021. Following the 150 days, if the Fund’s shareholders have not approved the New Advisory Agreement, the Adviser cannot serve as investment adviser to the Fund. In such case, the Board will consider what further actions to take, including liquidating the Fund.

FinTrust Income and Opportunity Fund

(the “Fund”)

4300 Shawnee Parkway, Suite 100

Fairway, KS 66205

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 17, 2021

Dear Shareholders:

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has called a special meeting of the Shareholders of the FinTrust Income and Opportunity Fund (the “Fund”), a series of the Trust, to be held at the offices of the Trust, 4300 Shawnee Parkway, Suite 100, Fairway, KS 66205, on September 17, 2021, at 10:00 a.m., Eastern Time, for the following purposes:

1.

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and FinTrust Capital Advisors, LLC, the Fund’s current investment adviser (the “New Advisory Agreement”). No investment advisory fee increase is proposed.

2.

To approve a new expense limitation agreement between the Fund and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that the Adviser previously waived or reimbursed under the prior expense limitation agreement.

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board is soliciting your vote on behalf of the Board and the Fund. The Board has already approved the New Advisory Agreement and the New ELA, each subject to shareholder approval. The Board determined that Proposals 1 and 2 are in the best interests of the Fund and its shareholders and recommends that you vote FOR Proposal 1 and Proposal 2. Proposal 2 is contingent upon the approval of Proposal 1 and will not go into effect unless shareholders approve Proposal 1. Proposal 1 is not contingent upon the approval of Proposal 2. Shareholders of record at the close of business on June 28, 2021, are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

You may vote before the meeting by mail, online, or telephone, or in person at the meeting. It is very important to receive your vote. The Board encourages you to vote before September 17, 2021, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

On behalf of the Board of Trustees

/s/ Randall K. Linscott

Randall K. Linscott, President

August 30, 2021

FinTrust Income and Opportunity Fund

(the “Fund”)

4300 Shawnee Mission Parkway, Suite 100

Fairway, Kansas 66205

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 17, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of 360 Funds (the “Trust”) on behalf of the FinTrust Income and Opportunity Fund (the “Fund”) for use at the special meeting of shareholders, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, on September 17, 2021, at 10:00 a.m., Eastern Time, and at any adjournments thereof. The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September 3, 2021. Only shareholders of record at the close of business on June 28, 2021 (the “Record Date”), will be entitled to vote at the Meeting.

The Adviser is soliciting your vote on behalf of the Board and the Fund. The Shareholders of the Fund, as indicated below, are being asked to consider the following proposals:

1.

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and FinTrust Capital Advisors, LLC, the Fund’s current investment adviser (the “New Advisory Agreement”). No investment advisory fee increase is proposed.

2.

To approve a new expense limitation agreement between the Fund and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that the Adviser previously waived or reimbursed under the prior expense limitation agreement.

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Shareholders in the Fund will vote separately on Proposal 1 and Proposal 2. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of each Proposal. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of the Fund means the vote of: (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. The Board believes the Proposals are in the best interests of the Fund and its shareholders, recommends that you vote FOR Proposal 1 and Proposal 2. Proposal 2 is contingent upon the approval of Proposal 1 and will not go into effect unless shareholders approve Proposal 1. Proposal 1 is not contingent upon the approval of Proposal 2.

You may vote before the meeting by mail, online, or telephone, or in person at the meeting. It is very important to receive your vote. The Board encourages you to vote before September 17, 2021, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at vote.proxyonline.com/m3sixty/docs/fintrust.pdf or by calling the fund’s proxy solicitor, AST Fund Solutions, at 866-745-0265. The Fund’s annual and semi-annual reports are available, at no charge, by calling 877-244-6235.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER.

Summary of the Proposal

You are receiving this proxy statement because the prior investment advisory agreement (the “Prior Advisory Agreement”) between the Trust, on behalf the Fund, and FinTrust Capital Advisors, LLC (the “Adviser”), the Fund’s current investment adviser, automatically terminated due to the transaction described below. For the Adviser to continue to provide investment management services to the Fund, you are being asked to approve a new investment advisory agreement between the Trust and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase the management fees paid by the Fund and its shareholders. As it relates to the Fund, the New Advisory Agreement is identical in all material respects to the Prior Advisory Agreement except for the commencement and renewal dates. The effective date of the New Advisory Agreement will be the date that it is approved by the Fund’s shareholders.

Shareholder approval of the New Advisory Agreement is being requested in connection with a change in the ownership of the Adviser. On July 6, 2021, United Community Banks, Inc., a publicly traded company, acquired the Adviser’s parent company, FinTrust Capital Partners, LLC, and its operating subsidiaries (the “Transaction”).

Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of an investment company is presumed to control the company, and any transaction that results in a party acquiring more than a 25% interest is presumed a change in control of the investment adviser. The 1940 Act further provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between the investment adviser and a registered investment company to automatically terminate. The Board determined that the Transaction resulted in a change of control of the Adviser. As a result, the Prior Advisory Agreement automatically terminated at the close of business on July 6, 2021 (the “Closing Date”). For the Adviser to continue to provide investment management services to the Fund, shareholders are required by the 1940 Act to approve the New Advisory Agreement.

In anticipation of the Transaction, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Advisory Agreement. The Board determined that the New Advisory Agreement was in the best of interest of shareholders because it would allow the Adviser to continue providing its services to the Fund with no increase in fees or change in personnel. The Board now recommends that the shareholders of the Fund also approve the New Advisory Agreement. The Board also considered that it would comply with Section 15(f) of the 1940 Act, which is discussed in further detail below, and that no “unfair burden” would be imposed on the Fund because of the Transaction.

The Board, including the Independent Trustees, also approved an interim investment advisory agreement between the Adviser and the Trust (the “Interim Advisory Agreement”) on July 7, 2021, effective on the Closing Date. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory agreement with an adviser to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while it solicits shareholder approval of a new investment advisory agreement. The period will expire on December 3, 2021.

With respect to the Fund, the Interim Advisory Agreement approved by the Board is identical to the New Advisory Agreement, as well as the Prior Advisory Agreement, except for differences reflecting the requirements of Rule 15a-4, such as the date of execution, duration of the agreement, termination, and compensation conditions. Therefore, the Interim Advisory Agreement can only remain in effect for up to 150 days, and

●	the compensation under the agreement is no greater than the compensation the adviser would have received under the previous contract;

●	such compensation will be held in an interest-bearing escrow account at the Fund’s custodian or a bank pending shareholder approval of the New Advisory Agreement.

If a majority of shareholders approve the New Advisory Agreement, then the Adviser will receive the entire amount in the escrow account (including interest earned) and the Interim Advisory Agreement will terminate. If a majority of shareholders do not approve the New Advisory Agreement by the end of the 150 days, the Adviser will receive for its services during the interim period the lesser of (i) the costs it incurred in performing such services (plus interest earned on that amount) or (ii) the total amount in the escrow account (plus interest earned). The Adviser’s compensation did not change under the Interim Advisory Agreement.

The Fund’s investment objective and investment strategy will not change because of the New Advisory Agreement. In addition, the change of control will not result in any personnel change in the Adviser’s management and investment teams serving the Fund. The Fund’s investment objective, strategies, risks, and fundamental policies will remain the same. Accordingly, the approval of Proposal is not expected to affect the management or operations of the Fund.

If the Fund’s shareholders do not approve the New Advisory Agreement, then the Board will consider other options including re-soliciting the shareholders. Under Rule 15a-4, if shareholders do not approve the New Advisory Agreement by December 3, 2021, the Adviser cannot serve as investment adviser to the Fund. In such case, the Board will consider what further actions to take, including liquidating the Fund.

The Advisory Agreement

At a meeting on June 28, 2021 and by written consent thereafter, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement. As it relates to the Fund, the New Advisory Agreement is identical in all material respects to the Prior Advisory Agreement except for the commencement and renewal dates.

Prior Advisory Agreement. Under the terms of the Prior Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive a monthly investment advisory fee computed at the annual rate of 1.25% of the average daily net assets of the Fund. As the investment adviser to the Fund, subject to the Board’s supervision, the Adviser continuously reviews, supervises, and administers the Fund’s investment program. The Adviser also ensures compliance with the Fund’s investment policies and guidelines. The Board last approved the Prior Advisory Agreement on October 21, 2021, shareholders last approved the Agreement on October 29, 2018. During the fiscal year ended November 30, 2020, the Fund paid the Adviser aggregate advisory fees of $42,213 after the Adviser waived $128,993.

New Advisory Agreement. The New Advisory Agreement has an initial term of two years and renews yearly thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement can be terminated by the Adviser on not more than 60 days’ notice to the Fund. The Prior Advisory Agreement and the New Advisory Agreement may be amended by the parties thereto (which include the Adviser and the Trust) provided that the amendment is approved by the vote of a majority of the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund.

The New Advisory Agreement provides that the Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

The effective date of the New Advisory Agreement will be the date shareholders of the Fund approve the New Advisory Agreement. If the New Advisory Agreement is not approved by shareholders, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement is attached as Exhibit A; you should read it because the description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning the Adviser

The Adviser is organized as a Georgia limited liability company and became a registered investment adviser with the SEC on November 15, 2007. The Adviser’s principal place of business is 124 Verdae Boulevard, Suite 504, Greenville, SC 29607. The Adviser’s is a wholly-owned subsidiary of FinTrust Capital Partners, LLC, which is a wholly-owned subsidiary of United Community Banks, Inc. The names, titles, addresses, and principal occupation of the principal executive officers and directors of the Adviser are set forth below:

Name and Address*:	Title and Principal Occupation:
R. Patrick Sheridan	Co-Chief Executive Officer
Philip H. Brice	Co-Chief Executive Officer
Allen Gillespie	President, Managing Partner
Valerie S. Smithey	Chief Compliance Officer
David E. Lewis	Chief Financial Officer

* The address for each officer is 124 Verdae Boulevard, Suite 504, Greenville, SC 29607.

Evaluation by the Board of Trustees

At a meeting held on June 28, 2021 and by written consent thereafter, the Board approved the Interim Advisory Agreement and New Advisory Agreement with respect to the Fund. The Board’s determination to approve the agreements followed its consideration of various factors and review of written materials provided by the Adviser. The Board’s deliberations and the information on which its conclusions were based are summarized below.

At the Meeting, the Board considered the following material factors when it evaluated the New Advisory Agreement: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Fund under the management of the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by the Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings by the Adviser, as well as information specifically provided during the approval process, including at the Meeting. The Board requested and was provided with (or had access to) information and reports relevant to the approval of the New Advisory Agreement, including: (i) information regarding the services and support provided to the Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Fund from the portfolio management team; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Fund’s management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and the Adviser; (vi) disclosure information contained in the registration statement for the Fund and the Form ADV of the Adviser; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by the Adviser including, without limitation: (i) documents containing financial information about the Adviser, a description of personnel and the services provided to the Fund by the Adviser, information on investment advice, performance, summaries of Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by the Adviser from its relationship with the Fund. The Board did not identify any information that was most relevant to its consideration to approve the New Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

(1)              The nature, extent, and quality of the services to be provided by the Adviser.

The Board considered the Adviser’s responsibilities under the Fund’s Advisory Agreement. The Board reviewed the services to be provided by the Adviser to the Fund including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow assets and assist in the distribution of the Fund’s shares. The Board considered the Adviser’s staffing, personnel, and methods of operating; the education and experience of its staff; and its compliance program, policies, and procedures. Specifically, the Board noted that the services provided by the Adviser to the Fund under the New Advisory Agreement are expected to be the same as under the Prior Advisory Agreement. After reviewing the preceding and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services to be provided by the Adviser was satisfactory and adequate for the Fund.

(2)              The Investment Performance of the Fund and the Adviser.

The Board noted that the Adviser is currently managing the Fund under the Interim Advisory Agreement, which commenced on July 6, 2021. The Board considered that the Adviser’s President and Managing Partner and the portfolio manager of the Fund under the Interim Advisory Agreement has been a portfolio manager of the Fund since August 2018. The Board compared the short- and long-term performance of the Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective and policies.

The Board noted that the Fund’s performance had exceeded the average and median performance of the Fund’s peer group for all period since inception. It was also noted that FinTrust Capital currently does not have any separate account or institutional clients that utilize strategies similar to the Fund’s strategy. Finally, the Board considered the Fund’s performance during the most recent market conditions because of COVID-19. Based on the preceding, the Board concluded that the investment performance information presented for the Fund was satisfactory.

(3)              The costs of the services provided, and profits realized by the Adviser from the relationship with the Fund.

The Board considered: the Adviser’s staffing, personnel, and methods of operating; its financial condition and its level of commitment to the Fund; the asset levels of the Fund; and the overall expenses of the Fund. The Board noted that the advisory fee and net expense ratio were both above the average and median of the Fund’s peer group, but within the peer group range. The Board also considered the financial statements of the Adviser and its financial stability and productivity.

The Board compared the fees and expenses of the Fund (including the management fee) relative to its peer group as of March 31, 2021. The Board noted that the Fund’s net expense ratio was above the peer group average and median, but it recognized that the Fund was substantially smaller than most of its peers, which affects its net expense ratio. The Trustees noted that the Adviser has entered into an expense limitation agreement according to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, to limit its annual operating expenses (with industry-standard exceptions) through March 31, 2023. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fee to be paid to the Adviser by the Fund was fair and reasonable.

The Board reviewed the Adviser’s estimated profitability analysis for the Fund. The Board determined that the advisory fee, which would not change because of the transaction, was within an acceptable range considering the services to be rendered by the Adviser. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fees to be paid to the Adviser were fair and reasonable.

(4)               The extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of shareholders.

The Board considered the Fund’s proposed fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the Fund’s shareholders would benefit from the expense limitation arrangement. The Board noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the Fund’s assets were enough to realize the effect of the breakpoint. The Trustees noted that lower expenses for the Fund’s shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Board also noted that the Fund would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to work with the fund administrator, transfer agent, and distributor to secure such arrangements for the Fund. Following further discussion of the Fund’s asset levels, expectations for growth, and proposed fees, the Board determined that the Fund’s fee arrangement, in light of all the facts and circumstances, was fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the shareholders.

(5)               Possible conflicts of interest and benefits derived by the Adviser.

In evaluating the possibility for conflicts of interest, the Board considered such matters as:

●	the experience and ability of the advisory personnel assigned to the Fund;

●	the basis of decisions to buy or sell securities for the Fund;

●	the method for bunching of portfolio securities transactions;

●	the substance and administration of the Codes of Ethic; and

●	other relevant policies described in FinTrust’s Form ADV and compliance policies and procedures, such as personal conduct policies, personal trading policies, risk management and internal controls.

The Board also considered potential benefits to the Adviser in managing the Fund and noted that the Adviser may benefit from operational efficiencies related to the management of smaller client accounts. The Board noted that the Adviser represented that it does not anticipate utilizing soft dollars or commission recapture with the Fund. The Board took into consideration the affiliations of the Adviser and considered the potential for conflicts of interest. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by it from managing the Fund, were satisfactory.

Legal Analysis

Section 15(f) provides that, when a change in the control of an investment adviser results in an assignment of the investment advisory agreement, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(i)           During the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. Currently, 100% of the Trustees of the Trust are not interested persons, as defined by the 1940 Act, of the Adviser, and the Trust contemplates that it will maintain this composition for at least three years from the date of the Transaction; and

(ii)          No “unfair burden” may be imposed on the investment company because of the transaction, or any express or implied terms, conditions, or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Adviser and its affiliated persons will not receive any compensation from the investment company under the Transaction.

PROPOSAL 2: APPROVAL OF A NEW EXPENSE LIMITATION AGREEMENT BETWEEN THE TRUST and THE ADVISER, INCLUDING THE ADVISER’S ABILITY TO RECOUP AMOUNTS THAT THE ADVISER PREVIOUSLY WAIVED OR REIMBURSED UNDER THE PRIOR EXPENSE LIMITATION AGREEMENT.

Summary of the Proposal

Also at the meeting held June 28, 2021 and by written consent thereafter, the Board, including the Independent Trustees, approved a new expense limitation agreement (the “New ELA”) between the Trust, on behalf of the Fund, and the Adviser. The New ELA replaced the prior expense limitation agreement, which terminated upon the assignment of the Prior Advisory Agreement. Under the New ELA, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees under Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized following generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Funds’ business) to not more than 1.95% of the average daily net assets for the Fund through at least March 31, 2023. Subject to approval by the Fund’s Board, any waiver or reimbursement under the New ELA is subject to repayment by the Fund within the three years from the date when such waiver or reimbursement occurred, if the Fund can make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. The New ELA cannot be terminated before March 31, 2023, without the Board’s approval.

Additionally, the Adviser is asking shareholders to allow it to recoup amounts that were waived or reimbursed by the Adviser before the Transaction under the prior expense limitation agreement between the Trust and the Adviser. Generally, the recoupment provision would allow the Adviser to recover amounts that it waived or reimbursed if the Fund’s net expenses are below the expense limit of 1.95%. The Adviser could not recover any amounts that would increase the Fund’s expenses beyond 1.95%. The recoverable amounts expire three years after the fee waiver or expense reimbursement. If shareholders do not approve the recoupment provision, then any amounts waived or reimbursed before July 6, 2021, would expire.

Shareholders should note that if they approve the recoupment provision and the Adviser recovers the previously waived or reimbursed amounts, then net expenses of the Fund would be higher during the recoupment period. But the total net expenses would not rise above the 1.95% limit and the shareholders would be in the same position that they would have been in under the prior expense limitation agreement with the Adviser.

A description of the differences between the prior expense limitation agreement and the New ELA is included below. The New ELA is attached hereto as Exhibit B, and the prior expense limitation agreement is attached as Exhibit C. The effective date of the New ELA is expected to be the date that shareholders approve it.

               At a meeting held on June 28, 2021 and by written consent thereafter, the Board, including all the Independent Trustees, approved the New ELA between the Trust, on behalf of the Fund, and the Adviser. The Independent Trustees’ considerations are set forth below.

Legal Analysis

Under the 1940 Act, a new expense limitation agreement does not require shareholder approval. Instead, the agreement must be approved by the Board only. The Board approved the New ELA and the Adviser’s ability to recoup previously waived fees and reimbursed expenses so long shareholders approve the New ELA and the recoup carryover. If shareholders do not approve the New ELA or the carryover, then the Adviser and the Board will enter into a new expense limitation agreement that does not include the carryover.

Generally, the ability to recoup previously waived fees or reimbursed expenses expires upon the termination of an expense limitation agreement. In this case, the Adviser has agreed to maintain this arrangement, but is requesting that shareholders grant the Adviser the right to recover the waived fees and reimbursed expenses under the prior expense limitation agreement. The following table sets forth the recoverable under such arrangements as of May 31, 2021.

	Recoverable Reimbursements and Expiration Dates
Fund	2021	2022	2023	2024	Total
FinTrust Income and Opportunity Fund	$63,687	$128,536	$128,993	$42,175	$363,391

* Previously waived fees or reimbursed expenses expire three years from the date when such waiver or reimbursement occurred.

The Adviser believes that allowing it to carryover these amounts is fair and equitable given the similarities in ownership and operations of the Adviser. The Board considered the matter at its special meeting on June 28, 2021, and determined that the request should be submitted to shareholders for their consideration.

Information on the New Expense Limitation Agreement

Under the prior expense limitation agreement, the Adviser contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable under Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) from exceeding 1.95% of the average daily net assets of each share class of the Fund through March 31, 2022. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver or reimbursement was made provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser has agreed to maintain this arrangement but is requesting that shareholders grant the Adviser the right to recoup the waived fees and reimbursed expenses of the Adviser under the prior expense limitation agreement.

Comparison of the Prior Expense Limitation Agreement and the New ELA

At a meeting on June 28, 2021 and by written consent thereafter, the Board, including all the Independent Trustees, unanimously approved the New ELA; while the New ELA does not require shareholder approval, the ability to recoup fee waivers and expense reimbursement made under the prior expense limitation agreement is subject to shareholder approval. The effective date of the New ELA is July 6, 2021, but the ability of the Adviser to recoup fee waivers and expense reimbursement under the prior expense limitation agreement will not take effect until the date shareholders approve the New ELA. A general discussion of the differences between the New ELA and the prior expense limitation agreement is described below. Additionally, set forth below is a summary of certain material terms of the New ELA. The New ELA is attached as Exhibit B. The prior expense limitation agreement is attached as Exhibit C.

Differences Between the Agreements

The only difference between the New ELA and the prior expense limitation agreement is that the New ELA will allow the Adviser to recoup any fees that were waived or expenses that were reimbursed by the Adviser under the prior expense limitation agreement. In other words, the amounts that the Adviser could have recovered under the prior expense limitation agreement will carry over to the New ELA.

Material Terms of the New ELA

Under the terms of the New ELA, the Adviser has agreed to limit Fund Operating Expenses to 1.95% for the Fund. The Adviser has contractually agreed to maintain these expense limits through March 31, 2023. The New ELA will continue annually unless terminated by either party within 90 days of the termination date.

The effective date of the New ELA is July 6, 2021, but the ability of the Adviser to recoup fee waivers and expense reimbursement under the prior expense limitation agreement will not take effect until the date shareholders approve the New ELA. If shareholders do not approve the New ELA, then the Adviser and the Board will enter into a new expense limitation agreement that does not include the carryover. If shareholders do not approve the New Advisory Agreement in Proposal 1, then the New ELA will terminate at the expiration of the Interim Advisory Agreement.

PROPOSAL 3: TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same.  Neither the proxy holders nor the Board is aware of any matters which may be presented by others.  If any other business properly comes before the meeting, the proxy holders intend to vote thereon per their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND

VOTE “FOR” PROPOSALS 1 and 2.

OPERATION OF THE FUND

The Fund is a diversified series of 360 Funds, an open-end management investment company organized as a Delaware statutory trust on February 24, 2005. The Board supervises the business activities of the Fund and the other series of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains FinTrust Capital Advisors, LLC as investment adviser to the Fund. M3Sixty Administration, LLC (“M3Sixty”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as each Fund’s administrator, transfer agent and accounting agent. Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, serves as the custodian of the Funds’ assets. Matrix 360 Distributors, LLC, serves as the principal underwriter and national distributor for the shares of the Fund. No changes are being made to the service providers because of this Meeting.

THE PROXY

The Board is soliciting your vote on behalf of the Fund, so that each shareholder can vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposals. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by: (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, 2,255,932.58 shares of beneficial interest of the Fund were issued and outstanding.

Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of the Fund is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter concerning the Fund submitted to a vote at the Meeting.

As provided in the Trust’s Declaration of Trust, more than 50% of the outstanding shares of the Fund entitled to vote, present or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of both proposals under this proxy statement. The 1940 Act defines “the majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

Shareholders in the Fund will vote separately on the Proposals. If the shareholders approve Proposals 1 and 2, the New Advisory Agreement and the New ELA will be effective as of the date of the Meeting or any adjournment thereof. If shareholders of the Fund fail to approve the Proposal 1, the Board will consider additional options as it relates to the Fund. These options include, among others, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.  Proposal 2 is contingent upon the approval of Proposal 1 and will not go into effect unless shareholders approve Proposal 1. Proposal 1 is not contingent upon the approval of Proposal 2.

Abstentions will be treated as votes present at the meeting for purposes of quorum, but will not be treated as votes cast. Therefore, abstentions will have the same effect as a vote “against” the Proposal.

Under the Trust’s bylaws, any shareholders’ meeting, whether a quorum is present, may be adjourned by the vote of the majority of the shares represented at that meeting, either in person or by proxy. When any shareholders’ meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original meeting, in which case the Board shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the trustees and officers of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Fund:

Names and Addresses	Total Number of Shares Beneficially Owned	Percent Owned
Institutional Class Shares
Charles Schwab & Co. Inc. FBO Customers 211 Main Street San Francisco, CA 94105	1,309,241.67	58.22%
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07310	934,442.16	41.56%
Class A Shares
Charles Schwab & Co. Inc. FBO Customers 211 Main Street San Francisco, CA 94105	7,173.75	98.10%

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

The Board has adopted procedures for shareholders to send written communications to the Board as a group. Such communications must be clearly addressed either to the Board of Trustees or any or all the Independent Trustees, and sent to the Secretary of the Trust, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, who will forward any communications so received.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The Adviser is bearing the costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials. In addition to soliciting proxies by mail, the Board and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected to be $21,500. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or made by telephone by calling 877-244-6235.

OTHER MATTERS

The Board is not aware of any other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on September 17, 2021: The notice of meeting, proxy statement and shareholder ballot is available at vote.proxyonline.com/m3sixty/docs/fintrust.pdf.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 866-745-0265. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this _____ day of _______________, 2021 by 360 Funds (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and FinTrust Capital Advisors, LLC (the “Adviser”), a Georgia limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES

(a)

Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund.  In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect.  To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)

Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.  The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)

Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)

Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)

Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)

Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder.  Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.

CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics.  Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics.  The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser.  The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.

INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may reasonably request.

(a)

Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines, or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines, or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)

Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-CEN, N-PORT, Form N-PX, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund considering current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)

Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE

(a)

Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)

Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer.  This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities, or other investments of a Fund.

6.

ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS

(a)

Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)

Form ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust.  The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)

Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)

Use of the Names “FinTrust” and “FinTrust Capital Advisors”. The Adviser has the right to use the names “FinTrust” and “FinTrust Capital Advisors” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “FinTrust” and “FinTrust Capital Advisors” in connection with the management and operation of each Fund.  The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “FinTrust” and “FinTrust Capital Advisors.”

(e)

Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)

No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)

Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)

Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.

THE NAMES “FinTrust” AND “FinTrust Capital Advisors”. The Adviser grants to the Trust a license to use the names “FinTrust” and “FinTrust Capital Advisors” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Name; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.

ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed based on the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.

INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.

ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)

This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.

Either party hereto may, at any time on 60 days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15 hereof); or

ii.

This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to this Agreement or “interested persons” (as defined in Section 15 hereof) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

(b)

In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.

NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to 360 Funds, c/o M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President; and notices to the Adviser shall be directed to FinTrust Capital Advisors, LLC, 124 Verdae Boulevard, Suite 504, Greenville, SC 29607, Attention: President.

14.

CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.

CERTAIN DEFINITIONS. For this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.

LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.

RELATIONS WITH THE TRUST. It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.

ENFORCEABILITY. If any part, term, or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid.  This Agreement shall be severable as to each Fund.

19.

LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund.  In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.

NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.

GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act.  To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.

PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.

COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

360 FUNDS		FINTRUST CAPITAL ADVISORS, LLC

By:		By:

Name:	Randall Linscott	Name:	Allen R. Gillespie
Title:	President	Title:	Managing Partner

SCHEDULE A-1

Investment Advisory Agreement

between

360 Funds (the “Trust”) and

FinTrust Capital Advisors, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
FinTrust Income and Opportunity Fund	None	1.25%	__________, 2021

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

360 FUNDS		FINTRUST CAPITAL ADVISORS, LLC

By:		By:

Name:	Randall Linscott	Name:	Allen R. Gillespie
Title:	President	Title:	Managing Partner

EXHIBIT B

EXPENSE LIMITATION AGREEMENT

This Expense Limitation Agreement is made by and between FinTrust Capital Advisors, LLC (the “Adviser”) and 360 Funds (the “Trust”) (this “Agreement”), on behalf of the series of the Trust set forth in the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto (each a “Fund,” and collectively, the “Funds”) as of the “Effective Date” noted on Schedule A with respect to each Fund.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Interim Investment Advisory Agreement dated July 6, 2021 (the “Interim Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto; and

WHEREAS, upon approval by the Fund’s shareholders of the Adviser at a special meeting called for that purpose, the Interim Agreement will terminate, and the Trust, on behalf of the Fund, and the Adviser will enter into a new Investment Advisory Agreement (the “New Agreement” and together with the Interim Advisory Agreement, the “Advisory Agreement”).

NOW THEREFORE, the parties hereto agree as follows:

1.	Expense Limitation.

a.

Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b.

Maximum Annual Operating Expense Limit.  The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

c.

Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.

Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.

Reimbursement. If, during any fiscal month in which the New Agreement is still in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular Fund pursuant to Section 1 hereof and pursuant to any prior expense limitation agreement between the Trust and the Adviser with respect to such Fund. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 hereof and pursuant to any prior expense limitation agreement between the Trust and the Adviser with respect to such Fund, during any of the previous three years, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Section 2.a or pursuant to any prior expense limitation agreement between the Trust and the Adviser with respect to such Fund, with respect to such waivers, reductions and payments.  The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a, such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place with respect to each class of a Fund at the time the Adviser waived or reduced its advisory fees or reimburse other expenses for such class of the Fund.

b.

Method of Computation. To determine each Fund’s accrual (with respect to each class), if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, such Fund shall accrue with respect to the particular class into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount.  For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c.

Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.	Term and Termination of Agreement.

a.

This Agreement shall continue in effect with respect to the Fund until such date as noted on Schedule A and shall thereafter continue in effect annually with respect to each Fund provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon 90 days’ prior written notice to the other party at its principal place of business; further provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.	Miscellaneous.

a.

Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.

Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.

Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.

Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A as attached hereto.

360 FUNDS		FINTRUST CAPITAL ADVISORS, LLC

By:		By:
Name:	Randall Linscott	Name:	Allen R. Gillespie
Title:	President	Title:	Managing Partner

SCHEDULE A-1

to the

EXPENSE LIMITATION AGREEMENT (this “Agreement”)

between

360 Funds (the “Trust”)

and

FinTrust Capital Advisors, LLC

This Agreement relates to the following Funds of the Trust:

Fund	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
FinTrust Income and Opportunity Fund	1.95%	July 6, 2021	Upon the termination of the Interim Advisory Agreement
FinTrust Income and Opportunity Fund	1.95%	Effective Date of New Agreement	March 31, 2023

EXHIBIT C

PRIOR EXPENSE LIMITATION AGREEMENT

This Expense Limitation Agreement is made by and between FinTrust Capital Advisors, LLC (the “Adviser”) and 360 Funds (the “Trust”) (this “Agreement”), on behalf of the series of the Trust set forth in the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto (each a “Fund,” and collectively, the “Funds”) as of the “Effective Date” noted on Schedule A with respect to each Fund.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Interim Investment Advisory Agreement dated August 29, 2018 (the “Interim Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto; and

WHEREAS, upon approval by the Fund’s shareholders of the Adviser at a special meeting called for that purpose, the Interim Agreement will terminate, and the Trust, on behalf of the Fund, and the Adviser will enter into a new Investment Advisory Agreement (the “New Agreement” and together with the Interim Advisory Agreement, the “Advisory Agreement”).

NOW THEREFORE, the parties hereto agree as follows:

1.	Expense Limitation.

a.

Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b.

Maximum Annual Operating Expense Limit.  The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

c.

Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.

Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.

Reimbursement. If, during any fiscal month in which the New Agreement is still in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular Fund pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 hereof, during any of the previous three (3) fiscal years, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Section 2.a, with respect to such waivers, reductions and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a, such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place with respect to each class of a Fund at the time the Adviser waived or reduced its advisory fees or reimburse other expenses for such class of the Fund.

b.

Method of Computation. To determine each Fund’s accrual (with respect to each class), if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, such Fund shall accrue with respect to the particular class into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c.

Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.	Term and Termination of Agreement.

b.

This Agreement shall continue in effect with respect to the Fund until such date as noted on Schedule A and shall thereafter continue in effect with respect to each Fund from year to year for successive one-year periods provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon ninety (90) days’ prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.	Miscellaneous.

a.

Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.

Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.

Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.

Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

[balance of page left intentionally blank]

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A as attached hereto.

360 FUNDS

On behalf of the Funds noted on Schedule A to this Agreement

By:	/s/ Randall K. Linscott
Name:	Randall K. Linscott
Title:	President

FINTRUST CAPITAL ADVISORS, LLC

By:	/s/ Allen R. Gillespie
Name:	Allen R. Gillespie
Title:	Managing Partner

SCHEDULE A-1

to the

EXPENSE LIMITATION AGREEMENT (this “Agreement”)

between

360 Funds (the “Trust”)

and

FinTrust Capital Advisors, LLC

This Agreement relates to the following Funds of the Trust:

Fund	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund)	1.95%	August 29, 2018	Upon the termination of the Interim Advisory Agreement, dated August 29, 2018
FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund)	1.95%	Effective Date of New Agreement**	March 31, 2022

360 Funds

YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES
YOU OWN. PLEASE CAST YOUR
PROXY VOTE TODAY!

SAMPLE

FinTrust Income and Opportunity Fund

A series of 360 Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 17, 2021

The undersigned, revoking all Proxies heretofore given, hereby appoints Randall Linscott and Robert LaValley as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of FinTrust Income and Opportunity Fund (the “Fund”), a series of 360 Funds (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on September 17, 2021, at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-745-0265. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 17, 2021. The proxy statement for this meeting is available at: vote.proxyonline.com/m3sixty/docs/fintrust.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FinTrust Income and Opportunity Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and all proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the proposals. Proposal 2 is contingent upon the approval of Proposal 1 and will not go into effect unless shareholders approve Proposal 1. Proposal 1 is not contingent upon the approval of Proposal 2. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and FinTrust Capital Advisors, LLC, the Fund’s current investment adviser (the “New Advisory Agreement”).  No investment advisory fee increase is proposed.

		○	○	○
2.

To approve a new expense limitation agreement between the Fund and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that the Adviser previously waived or reimbursed under the prior expense limitation agreement.

		○	○	○
3.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]